Exhibit 10.5
UBS

Date:                             2l September 2004

To:                               Quest Cherokee, LLC
                                  ("Counterparty")

Attn:                             DAVID GROSE

Fax No:                           0014054881156

From:                             UBS AG, LONDON BRANCH ("UBS AG")

Subject:                          Rate Swap Transaction
                                  UBS AG Ref: 37014599 (the "Transaction")
                                  Counterparty Ref: Please Advise

Dear Sirs,

The purpose of this communication is to confirm the terms and conditions of the Transaction entered into between us on the Trade Date specified below. This Confirmation constitutes a "Confirmation" as referred to in the Master Agreement or Agreement specified below.

The definitions contained in the 2000 ISDA Definitions as published by the International Swaps and Derivatives Association, Inc., are incorporated into this Confirmation. In the event of any inconsistency between any of the definitions listed above and this Confirmation, this Confirmation will govern.

If you and we are parties to a master agreement that governs transactions of this type (whether in the form of the ISDA Master Agreement (Multicurrency-Cross Border)(the "ISDA Form") or any other form (a "Master Agreement"), then this Confirmation will supplement, form a part of, and be subject to that Master Agreement. If you and we are not parties to such a Master Agreement, then you and we agree to use all reasonable efforts promptly to negotiate, execute and deliver an agreement in the form of the ISDA Form, with such modifications as you and we will in good faith agree. Upon the execution by you and us of such an agreement, this Confirmation will supplement, form a part of and be subject to and governed by that agreement, except as expressly modified below. Until we execute and deliver that agreement, this Confirmation, together with all other documents referring to the ISDA Form (each a "Confirmation") confirming transactions (each a "Transaction") entered into between us (notwithstanding anything to the contrary in a confirmation), shall supplement, form a part of, and be subject to an agreement in the form of the ISDA Form as if we had executed an agreement in such form (but without any Schedule except for the election of the laws of England as the Governing Law and U.S. Dollars as the Termination Currency) on the Trade Date of the first Transaction between us (hereinafter the "Agreement"). In the event of any inconsistency between the provisions of any such Agreement and this Confirmation, this Confirmation will prevail for the purposes of this Transaction.

The terms of the particular Rate Swap Transaction to which this Confirmation relates are as follows:

General Terms
-------------

Trade Date:                       21 September 2004

Effective Date:                   21 March 2005

Termination Date:                 21  March  2006,  subject  to  adjustment  in
                                  accordance   with  the   Modified   Following
                                  Business Day Convention.

Calculation Agent:                UBS  AG,  unless   otherwise  stated  in  the
                                  Schedule to the Master Agreement

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UBS AG Ref: 37014599                                                Page - 1 -

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Broker:                                  None


Fixed Amounts
-------------

Fixed Rate Payer:                        Counterparty

Fixed Rate Payer Calculation Amount:     As described in the Amortising Schedule
                                         below
Amount:

--------------------------------------------------------------------------------
Period from (and including)  Period to (but excluding)  Calculation Amount
--------------------------------------------------------------------------------
Effective Date               21 June 2005               USD 58,250,000.00

21 June 2005                 21 September 2005          USD 57,025,000.00

21 September 2005            21 December 2005           USD 55,800,000.00

21 December 2005             Termination Date           USD 53,875,000.00
--------------------------------------------------------------------------------

The dates in the above schedule with the exception of the Effective Date will be subject to adjustment in accordance with the Modified Following Business Day Convention.

Fixed Rate:                     2.795 percent per annum

Fixed Rate Day Count Fraction:  Actual/360

Fixed Rate Payer Payment Dates: 21  June  2005 , 21  September 2005 , 21  Decem-
                                ber 2005 and 21 March 2006 from and including 21 June 2005, up to and including the Termina-tion Date , subject to adjustment in accordance with the Business Day Convention specified im-mediately below

Business Day Convention:        Modified Following

Business Days:                  New York and London


Floating Amounts
----------------

Floating Rate Payer:            UBS AG

Floating Rate Payer
Calculation Amount:             As described in the Amortising Schedule below

--------------------------------------------------------------------------------
Period from (and including)  Period to (but excluding)  Calculation Amount
--------------------------------------------------------------------------------
Effective Date               21 June 2005               USD 58,250,000.00

21 June 2005                 21 September 2005          USD 57,025,000.00

21 September 2005            21 December 2005           USD 55,800,000.00

21 December 2005             Termination Date           USD 53,875,000.00
--------------------------------------------------------------------------------

The dates in the above schedule with the exception of the Effective Date will be subject to adjustment in accordance with the Modified Following Business Day Convention.


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UBS AG Ref: 37014599                                                Page - 2 -

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Floating Rate Option:                 USD-LIBOR-BBA

Designated Maturity:                  3 months

Floating Rate Day Count Fraction:     Actual/360

Spread:                               None

Floating Rate Payer Payment Dates: 21 June 2005 , 21 September 2005 , 21 December 2005 and 21 March 2006 from and including 21 June 2005, up to and including the Termination Date , subject to adjustment in accordance with the Business Day Convention specified immediately below

Business Day Convention:              Modified Following

Reset Dates:                          First day of each Calculation Period

Compounding:                          Inapplicable

Business Days:                        New York and London


Relationship Between Parties
----------------------------

Each party will he deemed to represent to the other party on the date on which it enters into this Transaction that (in the absence of a written Agreement between the parties which expressly imposes affirmative obligations to the contrary for this Transaction): -

(a) Non-Reliance. Each party is acting for its own account, and has made its own independent decisions to enter into this Transaction and this such Transaction is appropriate or proper for it based upon its own judgement and upon advice from such advisers as it has deemed necessary. Each party is not relying on any communication (written or oral) of the other party as investment advice or as a recommendation to enter into this Transaction; it being understood that information and explanation relating to the terms and conditions of this Transaction shall not be considered investment advice or a recommendation to enter into this Transaction. No communication (written or oral) received from the other party shall be deemed to be an assurance or guarantee as to the expected results of this Transaction.

(b) Assessment and Understanding. Each party is capable of assessing the merits of and understands (on its own behalf or through independent professional advice), and accepts, the terms, conditions and risks of this Transaction. Each party is also capable of assuming and assumes, the risks of this Transaction.

(c) Status of the Parties. Neither party is acting as a fiduciary for or as an adviser to the other in respect of this Transaction.

References in this clause to "a party" shall, in the case of UBS AG, London Branch and where the context so allows, include references to any affiliate of UBS AG, London Branch.

Account Details
---------------

Currency:                    USD
Correspondent Bank:          UBS AG, STAMFORD
Swift Address:               UBSWUS33XXX
Favour:                      UBS AG LONDON BRANCH
Swift Address:               UBSWGB2LXXX
Account No:                  101-WA-140007-000
Further Credit To:


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UBS AG Ref: 37014599                                                Page - 3 -

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Swift Address:
Account No:


Offices
-------
(a)    The office of UBS AG for the Swap Transaction is LONDON and
(b)    The office of the Counterparty for the Swap Transaction is OKLAHOMA CITY,
       OK.

Contact Names at
----------------
UBS AG
------
Pre Value Payments:      Pre Value Payment Investigations:   (44) 20 7568 2665
Post Value Payments:     Post Value Payment Investigations:  (44) 20 7567 8999
Confirmation Queries:    Confirmation Control:               (44) 20 7567 2677
ISDA Documentation:      Credit Risk Management:             (44) 20 7567 4557
Swift:                   UBSWGB2L
Fax:                     (44) 20 7567 2685 or 2990
Address:                 100 Liverpool Street, London, EC2M 2RH
                         UBS AG


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UBS AG Ref: 37014599                                                Page - 4 -

Please confirm that the foregoing correctly sets forth the terms and conditions of our agreement by executing a copy of this Confirmation and returning it to us or by sending to us a letter or facsimile substantially similar to this letter, which letter or facsimile sets forth the material terms of the Transaction to which this Confirmation relates and indicates your agreement to those terms or by sending to us a return letter or facsimile in the form attached.




Yours Faithfully
For and on behalf of
UBS AG LONDON BRANCH


By:                                  By:

       /s/ Scan Taylor                      /s/ Martin Perkins

Name:  Scan Taylor                   Name:  Martin Perkins
Title: Director                      Title: Director


Acknowledged and agreed by Quest Cherokee, LLC as of the Trade Date specified above:

By:    /s/ David Grose               By:
Name:  David Grose                   Name:
Title: CFO                           Title:

UBS AG London Branch, 1 Finsbury Avenue, London EC2M 2PP
UBS AG is a member of the London Stock Exchange and is regulated in the UK by the Financial Services Authority
Representatives of UBS Limited introduce trades to UBS AG via UBS Limited

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UBS AG Ref: 37014599                                                Page - 5 -